This document was prepared by and
after recording should be returned to:
Sidley Austin LLP
One South Dearborn Street
Chicago, IL 60603
Attn:  Ari J. Rotenberg, Esq.

ASSIGNMENT OF LEASES AND RENTS

made by

BEHRINGER HARVARD SOUTH RIVERSIDE, LLC,
Assignor

in favor of

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
Assignee

Dated as of June 2, 2006

THIS ASSIGNMENT OF LEASES AND RENTS (this “Assignment”) dated and effective as of the 2nd day of June, 2006 made by BEHRINGER HARVARD SOUTH RIVERSIDE, LLC, a Delaware limited liability company having an address at 15601 Dallas Parkway, Suite 600, Addison, Texas  75001 (“Assignor”) to GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation, (together with its successors and assigns, hereinafter referred to as “Assignee”), having an address at 600 Steamboat Road, Greenwich, Connecticut 06830.

W I T N E S S E T H :

WHEREAS, Assignor is the (i) owner of fee simple title to that certain parcel of real property located in Cook County, Illinois (the “Premises”), which is more particularly described in Exhibit A attached hereto, together with the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and other improvements now or hereafter located thereon (collectively, the “Property”);

WHEREAS, Assignor and Assignee have entered into a certain Loan Agreement dated as of the date hereof (as amended, modified, restated, consolidated or supplemented from time to time, the “Loan Agreement”) pursuant to which Assignee has agreed to make a secured loan to Assignor in the maximum principal amount of Two Hundred and Two Million and No/Dollars ($202,000,000.00) (the “Loan”);

WHEREAS, Assignor has executed a promissory note in the principal amount of the Loan (as the same may be amended, modified, restated, severed, consolidated, renewed, replaced, or supplemented from time to time, the “Note”), which is secured by, inter alia, that certain mortgage, assignment of leases and rents, security agreement and fixture filing (as amended from time to time, the “Mortgage”; the Mortgage, the Note, this Assignment, the Loan Agreement and such other documents more particularly described in the Loan Agreement, as any of the same may, from time to time, be modified, amended or supplemented, being hereinafter collectively referred to as the “Loan Documents”) on the Property;

WHEREAS, it is a condition to the obligation of Assignee to make the Loan to Assignor pursuant to the Loan Agreement that Assignor execute and deliver this Assignment;

WHEREAS, this Assignment is being given as additional security for the Loan; and

WHEREAS, capitalized terms used in this Assignment without definition have the respective meanings assigned to such terms in the Loan Agreement or the Mortgage, as the case may be, the terms of each of which are specifically incorporated by reference herein.

NOW, THEREFORE, for good and valuable consideration, receipt of which by the parties hereto is hereby acknowledged, and additionally for the purpose of additionally securing the Debt, Assignor hereby assigns, transfers, conveys and sets over unto Assignee, all right, title and interest of Assignor in and to all Leases and all Rents;

TO HAVE AND TO HOLD the same unto Assignee, and its successors and assigns forever, upon the terms and conditions and for the uses hereinafter set forth.

And Assignor hereby further agrees as follows:

1.             Certain Representations, Warranties and Covenants. Subject to the terms of the Loan Agreement, Assignor represents, warrants and covenants to Assignee that:

(a)           The payment of the Rents to accrue under any Lease will not be waived, released, reduced, discounted or otherwise discharged or compromised by Assignor;

(b)           Assignor has not performed, and will not perform, any acts, and has not executed, and will not execute, any instrument that would prevent Assignee from exercising its rights under this Assignment; and

(c)           Assignor hereby authorizes and directs any tenant under any of the Leases and any successor to all or any part of the interests of any such tenant to pay directly to the Clearing Account, in accordance with the terms of the Loan Agreement, the Rents due and to become due under such tenant’s Lease, and such authorization and direction shall be sufficient warrant to the tenant to make future payments of Rents directly to the Clearing Account in accordance with the terms of the Loan Agreement without the necessity for further consent by Assignor.

2.             Assignment; Deferred Exercise of Rights.

(a)           As part of the consideration for the Debt, Assignor does hereby absolutely and unconditionally assign to Assignee all right, title and interest of Assignor in and to all present and future Leases and Rents, and this Assignment constitutes a present and absolute assignment and is intended to be unconditional and not as an assignment for additional security only. It is further intended that it not be necessary for Assignee to institute legal proceedings, absent any requirements of applicable law or regulation to the contrary, to enforce the provisions hereof. Assignor hereby authorizes Assignee or its agents to collect the Rents; provided, however, that prior to an Event of Default, and subject at all times to the requirement that payments and deposits of Rents be made directly to the Clearing Account, Assignor shall have a revocable license, but limited as provided in this Assignment and in any of the other Loan Documents, to otherwise deal with, and enjoy the rights of the lessor under, the Leases.

(b)           Upon the occurrence and during the continuance of an Event of Default, and without the necessity of Assignee entering upon and taking and maintaining full control of the Property in person, by agent or by court-appointed receiver, the license referred to in paragraph (a) above shall immediately be revoked and Assignee shall have the right at its option, to exercise all rights and remedies contained in the Loan Documents, or otherwise available at law or in equity.

3.             Rents Held in Trust by Assignor. Rents held or received by Assignor shall be held or received by Assignor as trustee for the benefit of Assignee only, and shall immediately be deposited directly to the Clearing Account in accordance with the terms of the Loan Agreement.

4.             Effect on Rights Under Other Documents. Nothing contained in this Assignment and no act done or omitted by Assignee pursuant to the powers and rights granted it hereunder shall be deemed to be a waiver by Assignee of its rights and remedies under any of the other Loan Documents, and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Assignee under the terms of the other Loan Documents. The rights of Assignee under the other Loan Documents may be exercised by Assignee either prior to, simultaneously with, or subsequent to any action taken by it hereunder. This Assignment is intended to be supplementary to and not in substitution for or in derogation of any assignment of rents or grant of a security interest contained in any of the other Loan Documents.

5.             Event of Default. Upon or at any time after the occurrence and during the continuance of an Event of Default, then in addition to and without limiting any of Assignee’s rights and remedies hereunder and under the other Loan Documents and as otherwise available at law or in equity:

(a)           Assignee may, at its option, without waiving such Event of Default and without regard to the adequacy of the security for the Debt, either in person or by agent, without bringing any action or proceeding, or by a receiver appointed by a court, without taking possession of the Property in its own name, demand, sue for or otherwise collect and receive all Rents, including those past-due and unpaid, for application to the payment of the Debt in accordance with the terms of the Loan Documents, and Assignee may enter into, and to the extent that Assignor would have the right to do so, cancel, enforce or modify any Lease. The exercise by Assignee of the option granted it in this Section and the collection of the Rents and the application thereof as herein provided shall not be considered a waiver of any Event of Default.

(b)           Assignor hereby acknowledges and agrees that payment of any item of Rent by a Person to Assignee as hereinabove provided shall constitute payment in full of such item of Rent by such Person, as fully and with the same effect as if it had been paid to Assignor.

(c)           Assignee in respect of the Leases and Rents shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State in which such rights and remedies are asserted as described in Section 12(b) to the extent of such rights thereunder and additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted.

6.             Application of Rents and Proceeds. After the occurrence and during the continuance of an Event of Default, Rents received or held by Assignor or Assignee shall be applied in accordance with the terms of the Loan Documents.

7.             Attorney-in-Fact. Upon the occurrence and during the continuance of any Event of Default, Assignor hereby appoints Assignee the attorney-in-fact of Assignor to take any action and execute any instruments that Assignor is obligated, or has covenanted and agreed under the Loan Agreement or the other Loan Documents to take or execute, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing provisions of this Section 7, upon the occurrence and during the continuance of an Event of Default, Assignor does hereby irrevocably appoint Assignee as its attorney-in-fact with full power, in the name and stead of Assignor to demand, collect, receive and give complete acquittance for any and all of the Rents now due or that may hereafter become due, and at Assignee’s discretion, to file any claim, to take any other action, to institute any proceeding or to make any settlement of any claim, either in its own name or in the name of Assignor or otherwise, which Assignee may deem necessary or desirable in order to collect and enforce the payment of Rents.

8.             Termination. Assignee, by the acceptance of this Assignment, agrees that when all of the Debt shall have been paid in full, this Assignment shall terminate, and Assignee shall execute and deliver to Assignor, upon such termination such instruments of termination or re-assignment and Uniform Commercial Code termination statements, all without recourse and without any representation or warranty whatsoever, as shall be reasonably requested by Assignor; provided that, upon reconveyance of the Mortgage, this Assignment shall automatically terminate, and the rights assigned hereunder re-assigned to Assignor, without the need for a termination or re-assignment of record.

9.             Expenses. Assignor agrees to pay to Assignee all out-of-pocket expenses (including expenses for attorneys’ fees and costs of every kind) of, or incident to, the enforcement of any of the provisions of this Assignment or performance by Assignee of any obligation of Assignor hereunder which Assignor has failed or refused to perform.

10.           Further Assurances. Assignor agrees that, from time to time upon the written request of Assignee, it will give, execute, deliver, file and/or record any financing statements, notice, instrument, document, agreement or other papers and do such other acts and things that may be necessary and desirable to create, preserve, perfect or validate this Assignment, to enable Assignee to exercise and enforce its rights hereunder with respect to this Assignment or to otherwise carry out the purposes and intent of this Assignment.

11.           No Obligation by Assignee. By virtue of this Assignment, Assignee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any of the Leases. This Assignment shall not operate to constitute Assignee as a lender in possession of the Property or to place responsibility for the control, care, management or repair of the Property upon Assignee, nor shall it operate to make Assignee responsible or liable for any waste committed on the Property by any tenant or other party in possession or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control thereof.

12.           Miscellaneous.

(a)           No failure on the part of Assignee or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Assignee or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Subject to Section 16 hereof, the remedies herein are cumulative and are not exclusive of any remedies provided by law.

(b)           WITH RESPECT TO MATTERS RELATING TO THE CREATION, PERFECTION AND PROCEDURES RELATING TO THE ENFORCEMENT OF THIS ASSIGNMENT, THIS ASSIGNMENT SHALL BE GOVERNED BY, AND BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, EXCEPT AS EXPRESSLY SET FORTH ABOVE IN THIS PARAGRAPH OR IN THE MORTGAGE, AND TO THE FULLEST EXTENT PERMITTED BY THE LAWS OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS RELATING TO THIS ASSIGNMENT AND THE OTHER LOAN DOCUMENTS AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. ALL PROVISIONS OF THE LOAN AGREEMENT INCORPORATED HEREIN BY REFERENCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AS SET FORTH IN THE GOVERNING LAW PROVISION OF THE LOAN AGREEMENT.

(c)           Subject to Section 16 hereof, all rights and remedies set forth in this Assignment are cumulative, and Assignee may recover judgment thereon, issue execution therefor, and resort to every other right or remedy available at law or in equity, without first exhausting and without affecting or impairing the security of any right or remedy afforded hereby; and no such right or remedy set forth in this Assignment shall be deemed exclusive of any of the remedies or rights granted to Assignee in any of the Loan Documents. Nothing contained in this Assignment shall be deemed to limit or restrict the rights and remedies of Assignee under the Loan Agreement or any of the other Loan Documents.

(d)           Until the indebtedness and all other obligations secured by the Loan Documents is paid in full, Assignor will, upon request, deliver from time to time to Assignee executed originals to the extent available, otherwise photocopies certified by Assignor as true, correct and complete, of executed originals, of any and all existing Leases to which Assignor is a party, and executed originals, or photocopies of executed originals, so certified by Assignor, if an executed original is not available, of all other and future Leases to which Assignor is a party, and upon request of Assignee, will specifically transfer and assign to Assignee such other and future Leases upon the same terms and conditions as herein contained.

(e)           Assignor represents that it:  (i) has been advised that Assignee engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of Assignor or its affiliates; (ii) is represented by competent counsel and has consulted counsel before executing this Assignment; and (iii) has relied solely on its own judgment and on its counsel and advisors in entering into the transaction(s) contemplated hereby without relying in any manner on any statements, representations or recommendations of Assignee or any parent, subsidiary or affiliate of Assignee.

13.           No Oral Change. This Assignment may not be amended except by an instrument in writing signed by Assignor and Assignee.

14.           Successors and Assigns. Assignor may not assign its rights under this Assignment except as permitted under the Loan Agreement. Subject to the foregoing, this Assignment shall be binding upon, and shall inure to the benefit of, Assignor and Assignee and their respective successors and assigns.

15.           Notices. All notices, requests and other communications provided for herein shall be given or made in writing in the manner specified in the Loan Agreement.

16.           Exculpation. It is expressly agreed that recourse against Assignor for failure to perform and observe its obligations contained in this Assignment shall be limited as and to the extent provided in Section 10.1 of the Loan Agreement.

17.           Inapplicable Provisions. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such invalid, illegal or unenforceable provision, and so construing the remaining provisions of this Assignment shall not be deemed to invalidate or render such remaining provisions hereof unenforceable, and to such ends the provisions hereof are deemed to be severable.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. ASSIGNOR’S
SIGNATURE FOLLOWS ON NEXT PAGE.]

IN WITNESS WHEREOF, this Assignment has been duly executed by Assignor as of the day and year first above written.

BEHRINGER HARVARD SOUTH RIVERSIDE, LLC, a Delaware limited liability company

By:
Gerald J. Reihsen, III, Secretary

[ASSIGNOR’S SIGNATURE IS NOTARIZED ON NEXT PAGE]

ACKNOWLEDGMENT

State of __________  )

County of ________  )

I, __________________________, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that Gerald J. Reihsen, III, personally known to me to be the secretary of BEHRINGER HARVARD SOUTH RIVERSIDE, LLC, a Delaware limited liability company, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such Secretary he signed and delivered such instrument as his free and voluntary act and deed, and as the free and voluntary act and deed of such limited liability company, for the uses and purposes therein set forth.

Given under my hand and official seal this ____ day of _________, 2006.

___________________________________

Notary Public

My Commission Expires:    ________________________

EXHIBIT A
LEGAL DESCRIPTION

PARCEL 1:

All that parcel of land, being that portion above the space excepted, hereinafter defined, of that certain parcel of land in the County of Cook, State of Illinois, bounded and described as follows:

That part of Lot 5 lying above a horizontal plane, the elevation of which is 25.70 feet above the Chicago City Datum lying North of a line which is the South face of the Southerly columns of the 222 South Riverside Plaza Building extended East to the Chicago River and West to the East line of the West 20 feet of Lot 6;

ALSO

That part of Lot 5 lying above a horizontal plane the elevation of which is 25.70 feet above the Chicago City Datum and that part of Lot 6 in Railroad Companies’ Resubdivision of Blocks 62 to 76, both inclusive, Block 78, parts of Blocks 61 and 77 and certain vacated streets and alleys in School Section Addition to Chicago, a subdivision of Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, according to the plat of said resubdivision recorded in the Recorder’s Office of Cook County, Illinois, on March 29, 1924 in Book 188 of Plats at Page 16, as Document 8339751, said parcel of land being bounded and described as follows:

Beginning at the Northeast corner of Lot 5 and running thence Southwardly along the Easterly line of said Lot 5, a distance of 203.465 feet to an angle point in said Easterly lot line; thence continuing Southwardly along said Easterly lot line, a distance of 203.34 feet to the Southeast corner of said Lot 5; thence West along the South line of said Lots 5 and 6, a distance of 336.0 feet to the point of intersection of said South line of Lot 6 with the East line of the West 20 feet of said Lot 6; thence North along said East line of the West 20 feet of Lot 6, a distance of 396.545 feet to its intersection of the North line of said Lot 6; thence East along the North line of said Lot 6 and of said Lot 5, a distance of 247.50 feet to the point of beginning;

EXCEPTING, however, from the parcel of land above described the respective portions thereof lying below or beneath the level of the top of the finish floor slab of the Mezzanine Floor of the 222 South Riverside Plaza Building and the top of the finish floor slab of the plaza level between the circumscribing walls of the Mezzanine of said building and the property line, being designated as plus 17.50 feet and plus 32.50 feet, respectively, as shown on the transverse section and longitudinal section of said building attached to Lease dated January 15, 1969 and recorded January 31, 1969 as Document 20744919 and referred to therein as Appendix ‘B’, which Section Plans are made a part of this description, the elevation shown on said Section Plans have reference to Chicago City Datum as existing on October 21, 1968, (excepting therefrom that part of Lot 5 lying above a horizontal plane, the elevation of which is 25.70 feet above the Chicago City Datum lying North of a line which is the South face of the Southerly columns of the 222 South Riverside Plaza Building extended East to the Chicago River and West to the East line of the West 20 feet of Lot 6; also excepting therefrom the buildings and improvements located thereon).

PARCEL 2:

All that parcel of land, taken as a tract, being that portion above the space excepted hereinafter, described as follows:

A parcel of land being that part of Lot 6 in Railroad Companies’ Resubdivision lying below and extending downward from a horizontal plane at an elevation of 32.50 feet above Chicago City Datum, which is bounded and described as follows:

Commencing at the point of intersection of the South line of said Lot 6 with the East line of the West 115.75 feet of said Lot 6, and running thence North along said East line of the West 115.75 feet of Lot 6, a distance of 11.36 feet to an intersection with a line which is 105.75 feet South from and parallel with the Southerly face of the most Southerly row of columns supporting a multi-story office building situated on said Lot 6, said point of intersection being the point of beginning of said hereinafter described part of Lot 6; thence continuing North along said East line of the West 115.75 feet of Lot 6, a distance of 81.50 feet to an intersection with a line which is 24.25 feet South from and parallel with said Southerly face of said most Southerly row of columns; thence East along said last described parallel line, a distance of 18.25 feet to an intersection with the East line of the West 134.00 feet of said Lot 6; thence South along said East line of the West 134.00 feet of Lot 6, a distance of 81.50 feet to an intersection with said line which is 105.75 feet South from and parallel with the Southerly face of said most Southerly row of columns; and thence West along said last described parallel line, a distance of 18.25 feet to point of beginning;

Excepting however from the North 13.75 feet of said parcel of land that portion thereof lying below or beneath the level of the top of the finished floor slab of the ground floor of the 444 West Jackson building formerly known as Mercantile Exchange Building which is at an elevation of 30.83 feet above Chicago City Datum, and excepting from the South 18.00 feet of the North 31.75 feet of said parcel of land that portion thereof lying below or beneath the level of the top of the finished floor slab of the ground floor of said building which is at an elevation of 30.25 feet above Chicago City Datum, and excepting from the remainder of said parcel of land that portion thereof lying below or beneath the level of the top of the finished floor slab of the ground floor of said building in said remainder which is at an elevation of 28.25 feet above said Chicago City Datum (excepting therefrom the buildings and improvements located thereon).

ALSO

A parcel of land being that part of Lot 6 in said Railroad Companies’ Resubdivision lying below and extending downward from a horizontal plane at an elevation of 32.50 feet above Chicago City Datum, which is bounded and described as follows:

Commencing at the point of intersection of the South Line of said Lot 6 with the East line of the West 161.00 feet of said Lot 6, and running thence North along the East line of the West 161.00 feet of said Lot 6, a distance of 11.65 feet to an intersection with a line which is 105.75 feet South from and parallel with the Southerly face of the most Southerly row of columns supporting a multi-story office building situated on Lot 6, said point of intersection being the point of beginning for the hereinafter described part of Lot 6; thence continuing North along the East line of the West 161.00 feet of Lot 6, a distance of 107.08 feet to an intersection with a line which is 1.33 feet north from and parallel with said Southerly face of said most Southerly row of columns; thence East along said last described parallel line, a distance of 59.50 feet to an intersection with the East line of the West 220.50 feet of said Lot 6; thence South along the East line of the West 220.50 feet of said Lot 6, a distance of 25.58 feet to an intersection with a line which is 24.25 feet South from and parallel with said Southerly face of said most Southerly row of columns; thence East along said parallel line and along said parallel line extended, a distance of 57.75 feet to an intersection with the East line of the West 278.25 feet of said Lot 6; thence South along said East line of the West 278.25 feet of Lot 6, a distance of 14.25 feet; thence West along a line perpendicular to the East line of the West 278.25 feet aforesaid, a distance of 45.25 feet to an intersection with the East line of the West 233.00 feet of said Lot 6; thence South along said East line of the West 233.00 feet of Lot 6, a distance of 17.00 feet; thence East along a line perpendicular to the East line of the West 233.00 feet aforesaid, a distance of 45.25 feet to an intersection with said East line of the West 278.25 feet of Lot 6; thence South along the East line of the West 278.25 feet aforesaid, a distance of 50.25 feet to an intersection with said line which is 105.75 feet South from and parallel with the Southerly face of said most Southerly row of columns; thence West along said parallel line, a distance of 117.25 feet to the point of beginning;

EXCEPTING however from that part of said parcel of land lying West of the East line of the West 259.79 feet of said Lot 6 that portion thereof lying below or beneath the level of the top of the finished floor slab of the ground floor of the 444 West Jackson building formerly known as Mercantile Exchange Building which is at an elevation of 30.00 feet above Chicago City Datum, and excepting from those portions of said parcel of land lying East of said East line of the West 259.79 feet of said Lot 6 those portions thereof lying below or beneath the level of the top of the finished floor slab of the ground floor of said building which is at an elevation of 28.33 feet above Chicago City Datum, and excepting from said parcel of land the West 1.25 feet of the North 1.33 feet thereof occupied by a column and also excepting those parts thereof occupied by six other columns of said most Southerly row of columns, each of which six columns, measures 2.50 feet from East to West and extends 1.33 feet Southwardly into and upon said premises from the most Northerly line thereof;

AND ALSO EXCEPTING from said Parcel 1 and Parcel 2 the respective portions thereof taken by the National Railroad Passenger Corporation in condemnation pursuant to the condemnation action filed in the United States District Court for the Northern District of Illinois, Eastern Division, Case Number 89 C 1631, (excepting therefrom the buildings and improvements located thereon).

PARCEL 3:

The property and space lying between horizontal planes which are 42.25 feet and 90.00 feet, respectively, above Chicago City Datum, and enclosed by planes extending vertically upward from the surface of the earth, of a parcel of land comprised of a part of Lot 6, and of a part of South Canal Street lying West of and adjoining said Lot 6, in Railroad Companies’ Resubdivision of Blocks 62 to 76, both inclusive, Block 78, parts of Blocks 61 and 77, and certain vacated streets and alleys in School Section Addition to Chicago, a subdivision of Section 16, Township 39 North, Range 14 East of the Third Principal Meridian which parcel of land is bounded and described as follows:

Beginning on the East line of the West 20 feet of Lot 6, at a point which is 0.938 feet North from the South line of said Lot 6, and running thence West along a line perpendicular to the East line of the West 20 feet aforesaid, a distance of 25.416 feet; thence North, parallel with the West line of said Lot 6, a distance of 101.083 feet; thence East along a line perpendicular to the last described course, a distance of 25.416 feet to an intersection with the East line of the West 20 feet of said Lot 6; and thence South along the East line of the West 20 feet aforesaid, a distance of 101.083 feet to the point of beginning together with the space in which to construct, use, maintain, repair, replace or renew from time to time adequate columns and foundations for the building contemplated by the present lease in the excepted space, as defined in the existing Air Rights Lease dated January 15, 1969 and recorded January 31, 1969 as Document 20744919, all in Cook County, Illinois (excepting therefrom the buildings and improvements located thereon).

PARCEL 4A:

Non-exclusive easements of use, ingress and egress and for other purposes as an appurtenance to the estate and interest described as Parcels 1, 2 and 3 above, created and granted by that certain Easement and Operating Agreement made by and between LaSalle National Bank, as Trustee under Trust agreement dated December 1, 1983 and known as Trust Number 107363 and Chicago Union Station Company, a corporation of Illinois, dated April 19, 1989 and recorded April 19, 1989 as Document 89173341, in, over and across certain adjoining land more particularly described therein, in Cook County, Illinois.

Supplement to Easement and Operating Agreement made by and between Chicago Union Station Company and 222 Riverside Plaza Corporation recorded October 24, 2001 as Document 0010994188.

PARCEL 4B:

Easement for the benefit of Parcels 1, 2 and 3 as created by Easement and Operating agreement recorded as Document 89173341 for: a) stairway, escalator, passageway and corridor; b) emergency; c) ramp and loading dock and d) storage; over part of Lot 5 lying 25.70 feet above Chicago City Datum, Lot 6, part of Canal Street and the building and improvements located on the land and within the air rights located below the air rights leased and demised pursuant to the leases noted above and more particularly described on Exhibit ‘B’ attached thereto.

Supplement to Easement and Operating Agreement made by and between Chicago Union Station Company and 222 Riverside Plaza Corporation recorded October 24, 2001 as Document 0010994188.

PARCEL 4C:

A non-exclusive appurtenant easement in favor of Parcels 1, 2 and 3 as created by Deed of Easement dated January 16, 1990 and recorded January 31, 1990 as Document 90047309 made by LaSalle National Bank, as Trustee under Trust Agreement dated November 17, 1983 and known as Trust Number 107292 to Gateway IV Joint Venture, an Illinois general partnership, LaSalle National Bank, as Trustee under Trust Agreement dated December 1, 1983 and known as Trust Number 107361, LaSalle National Bank, as Trustee under Trust Agreement dated December 1, 1983 and known as Trust Number 107362, and LaSalle National Bank, as Trustee under Trust Agreement dated December 1, 1983 and known as Trust Number 107363 for the use of 1,100 public parking spaces in the garage, as defined therein, with rights of ingress and egress and an easement for the purpose of construction of such repairs or restoration for the period required to complete such repairs or restoration on, over, and across the following described legal description:

Lots 5, 6, 7, and 8 (except from said lots that part falling in alley) in Block 49 in School Section Addition to Chicago in Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

As amended by First Amendment to Deed of Easement dated February 9, 1990, and recorded October 9, 1990, as Document Number 90491486.

PARCEL 5:

Non-exclusive easements of use, ingress and egress, foundation, support and for other purposes as an appurtenance to the estate and interest described as Parcels 1, 2 and 3 above, created and granted by that certain Easement and Operating Agreement made by and between Chicago Union Station Company and 222 South Riverside Fee, LLC and

recorded October 24, 2001 as Document 0010994189 in, over and across certain adjoining land more particularly described therein, in Cook County, Illinois.

Addresses:
222 S. Riverside Plaza, Chicago, IL
444 W. Jackson Blvd., Chicago, IL

PINs :

17-16-115-003-0000
17-16-115-004-0000
17-16-115-003-6030
17-16-115-003-6031
17-16-115-004-6003
17-16-115-004-6004